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                                                                  EXHIBIT 10.121

                               THIRD AMENDMENT TO
                      SUBORDINATED NOTE PURCHASE AGREEMENT

         THIS THIRD AMENDMENT TO SUBORDINATED NOTE PURCHASE AGREEMENT ("AMENDMENT") is entered into as of June 29, 1998 by and among RAMSAY HEALTH CARE, INC., a Delaware corporation (the "COMPANY"), certain subsidiaries of the Company listed on the signature pages hereto (the "GUARANTORS"), GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("GE CAPITAL"), and PAUL RAMSAY HOLDINGS PTY. LIMITED ACN 008 446 151, an Australian corporation ("RAMSAY HOLDINGS;" GE Capital and Ramsay Holdings are hereinafter each individually referred to as a "PURCHASER", and collectively, as "PURCHASERS"), for the benefit of the parties and each of the Holders.

                                    RECITALS

         A. The Company and Purchasers are parties to a certain Subordinated Note Purchase Agreement dated as of September 30, 1997, as amended by the First Amendment to Subordinated Note Purchase Agreement dated as of March 27, 1998 and the Second Amendment to Subordinated Note Purchase Agreement dated as of May 20, 1998 (as so amended, the "PURCHASE AGREEMENT;" capitalized terms used herein and not defined herein have the meanings assigned to them in the Purchase Agreement).

         B. Pursuant to a Subsidiary Guaranty dated as of May 27, 1998, the Guarantors guaranteed the Series A Bridge Note Obligations.

         C. Purchasers are all of the Holders of the Bridge Notes.

         D. The Company has requested that the Holders waive certain Defaults that have occurred for the period ending April 30, 1998, and the Holders have agreed to waive such Defaults, subject to the terms and conditions hereof.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and intending to be legally bound, the parties hereto agree as follows:

                                   A. WAIVER

         Each Holder hereby waives all Defaults that arose under Section 7.10 of the Purchase Agreement as of April 30, 1998.

                                 B. AMENDMENTS

         1. AMENDMENT TO ARTICLE 6 The Purchase Agreement is hereby amended by adding to the end of Article 6 thereof the following new Section 6.15:


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                  SECTION 6.15 ADDITIONAL COVENANTS. Effective upon such date, if any, as there are no Senior Lenders under the Senior Credit Agreement other than GE Capital, the Company agrees that it will perform in favor of the Holders all of the covenants set forth in Articles 6 and 7 of the Senior Credit Agreement, as such covenants are modified or amended from time to time, and irrespective of the termination of the Senior Credit Agreement for any reason, all of which covenants (as so modified or amended) are incorporated herein by reference.

                               C. REPRESENTATIONS

         Each Credit Party hereby represents and warrants to Purchasers that:

         1. The execution, delivery and performance by such Credit Party of this Amendment (i) are within such Credit Party's corporate power; (ii) have been duly authorized by all necessary corporate and shareholder action; (iii) are not in contravention of any provision of such Credit Party's certificate of incorporation or bylaws or other organizational documents; (iv) do not violate any law or regulation, or any order or decree of any Governmental Authority;
(v) do not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Credit Party or any of its Subsidiaries is a party or by which such Credit Party or any of its Subsidiaries or any of their respective property is bound;
(vi) do not result in the creation or imposition of any Lien upon any of the property of such Credit Party or any of its Subsidiaries; and (vii) do not require the consent or approval of any Governmental Authority or any other person other than the consent of the Senior Lenders set forth below;

         2. This Amendment has been duly executed and delivered for the benefit of or on behalf of each Credit Party and constitutes a legal, valid and binding obligation of each Credit Party, enforceable against such Credit Party in accordance with its terms except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors' rights and remedies in general; and

         3. After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of the date hereof.

                                D. MISCELLANEOUS

         1. Each Credit Party hereby restates, ratifies and reaffirms each and every term and condition set forth in the Purchase Agreement, as modified by this Amendment, effective as of the date hereof.

         2. Each Guarantor hereby reaffirms and ratifies its unconditional and irrevocable, joint and several guarantee to GE Capital and its successors, endorsees, transferees and assigns, of the prompt payment (whether at stated maturity, by acceleration or otherwise) and performance when


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due of the Series A Bridge Note Obligations, as amended and affirmed hereby, and reaffirms and ratifies all of its other obligations under the Subsidiary Guaranty. Each Guarantor hereby consents to the execution and delivery of this Amendment by the Company, and each Guarantor acknowledges that it has received and reviewed a copy of the Amendment.

         3. Each Credit Party acknowledges and reaffirms that (i) all Liens granted to GE Capital under the Bridge Note Collateral Documents remain in full force and effect and shall continue to secure the Series A Bridge Note Obligations and (ii) the validity, perfection or priority of the Liens will not be impaired by the execution and delivery of this Amendment.

         4. The Company agrees to pay on demand all costs and expenses of GE Capital in connection with the preparation, execution, delivery and enforcement of this Amendment, including the reasonable fees and out-of-pocket expenses of counsel to GE Capital.

         5. This Amendment shall be governed by, and construed in accordance with, the internal laws (and not the laws of conflicts), of the State of New York and all applicable laws of the United States of America.

         6. This Amendment may be executed in any number of separate counterparts, each of which shall, collectively and separately, constitute one agreement.

         IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

                                       RAMSAY HEALTH CARE, INC.

                                       By:
                                           ------------------------------------
                                           Remberto G. Cibran
                                           President


                                       GENERAL ELECTRIC CAPITAL
                                           CORPORATION

                                       By:
                                           ------------------------------------
                                           Cheryl P. Boyd
                                           Authorized Signatory


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                                       PAUL RAMSAY HOLDINGS PTY.
                                       LIMITED

                                       By:
                                           ------------------------------------
                                           Peter Evans
                                           Director


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                                       AMERICARE OF GALAX, INC.
                                       BETHANY PSYCHIATRIC HOSPITAL, INC.
                                       BOUNTIFUL PSYCHIATRIC HOSPITAL, INC.
                                       CAROLINA TREATMENT CENTER, INC.
                                       EAST CAROLINA PSYCHIATRIC SERVICES
                                         CORPORATION
                                       GREAT PLAINS HOSPITAL, INC.
                                       GREENBRIER HOSPITAL, INC.
                                       GULF COAST TREATMENT CENTER, INC.
                                       HAVENWYCK HOSPITAL, INC.
                                       H. C. CORPORATION
                                       HOUMA PSYCHIATRIC HOSPITAL, INC.
                                       HSA HILL CREST CORPORATION
                                       HSA OF OKLAHOMA, INC.
                                       INTEGRATED BEHAVORIAL SERVICES, INC.
                                       MESA PSYCHIATRIC HOSPITAL, INC.
                                       MICHIGAN PSYCHIATRIC SERVICES, INC.
                                       PSYCHIATRIC INSTITUTE OF WEST
                                         VIRGINIA
                                       RAMSAY ACQUISITION CORP.
                                       RAMSAY CORRECTIONAL SERVICES, INC.
                                       RAMSAY LOUISIANA, INC.
                                       RAMSAY MANAGEMENT SERVICES OF
                                         WEST VIRGINIA, INC.
                                       RAMSAY NEW ORLEANS, INC.
                                       RAMSAY YOUTH SERVICES, INC.
                                       RHCI SAN ANTONIO, INC.
                                       THE HAVEN HOSPITAL, INC.


                                       By:
                                           ------------------------------------
                                           Carol C. Lang
                                           Vice President of each of the
                                           foregoing Guarantors

                                       Attest:
                                             ---------------------------------
                                             Daniel A. Sims
                                             Secretary of each of the foregoing
                                             Guarantors


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                                       H. C. PARTNERSHIP

                                       By:  HSA HILL CREST CORPORATION,
                                                its General Partner

                                       By:
                                           ------------------------------------
                                           Carol C. Lang
                                           Vice President

                                       RAMSAY MANAGED CARE, INC.
                                       UTAH PSYCHIATRIC AFFILIATES, INC.
                                       RAMSAY CONTRACT SERVICES, INC.
                                       RAMSAY MANAGEMENT SERVICES OF
                                        TEXAS, INC.
                                       RAMSAY YOUTH SERVICES OF ALABAMA,
                                        INC.
                                       RAMSAY YOUTH SERVICES OF FLORIDA,
                                        INC.

                                       By:
                                           ------------------------------------
                                           Carol C. Lang
                                           Vice President of each of
                                           the foregoing Guarantors


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         The undersigned, being the Senior Agent and all of the Senior Lenders under the Senior Credit Agreement, hereby consent to the foregoing Second Amendment as of the date first written above.

                                       GENERAL ELECTRIC CAPITAL
                                           CORPORATION

                                       By:
                                           ------------------------------------
                                           Cheryl P. Boyd
                                           Authorized Signatory

                                       THE ING CAPITAL SENIOR SECURED
                                          HIGH INCOME FUND, L.P.

                                       By:
                                           ------------------------------------
                                           Name:
                                           Title:


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